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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of NorthWest Indiana Bancorp (the "Company") for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Edward J. Furticella, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 31, 2002                          /s/ Edward J. Furticella
                                                 ------------------------------
                                                 Edward J. Furticella
                                                 Executive Vice President, Chief
                                                 Financial Officer and Treasurer


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